                                                                   Exhibit 99.24

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,146,744,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                              INDYMAC BANK, F.S.B.
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               SEPTEMBER [7], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

standard info request:

% of collateral with silent seconds:   24.81%
CLTV of loans with silent seconds:     99.62%

Please provide DTI buckets (by 5) for all documentation types

See DTI worksheet.

                  % of Total    Avg Loan                                                      % 2nd           % Full     %
TYPE              Collateral      Size         WAC     FICO    LTV     CLTV    DTI     % IO    Lien   % ARM     Doc    N/O/O   % MI
---------------   ----------   ----------   --------   ----   -----   -----   -----   -----   -----   -----   ------   -----   ----
1st Lien IO          20.40%    274,647.00    7.94800    644   81.85   94.39   43.33     100       0    96.1    39.12    1.53     0
1st Lien Non-IO      72.50%    190,486.00    8.42700    610   81.85   87.14   42.29       0       0   78.37    49.92    4.71     0
1st Lien ARMs
   (incl. IO)        76.42%    217,562.00    8.33500    616   81.71   89.43   42.87   25.65       0     100    42.18    3.73     0
1st Lien Fixed
   (incl. IO)        16.48%    159,024.00    8.26100    625   82.53   85.49   40.89    4.83       0       0    72.45    5.32     0
1st Lien
   Balloons
   (incl 40/30)      24.26%    253,668.00    8.20300    613   80.71   88.27   43.68       0       0   88.45    35.37       2     0
2nd Lien              7.10%     59,329.00   11.59100    654   99.57   99.57   43.87       0     100       0    27.32    1.33     0
N/O/O                 3.82%    153,802.00    9.00100    642   83.81   85.28   40.86    8.16    2.47   74.58     48.6     100     0
2-4 Family            5.15%    212,795.00    8.72100    637   82.14   88.42   42.99   17.89    7.83   80.89    34.58    10.7     0
MH                    0.05%    173,449.00    9.17100    598   74.49   74.49   41.12       0       0       0    67.56       0     0
All Collateral      100.00%    174,034.00    8.55400    620   83.11    89.5   42.61    20.4     7.1   76.42    46.11    3.82     0

Notes:

N/O/O is all 2nd Home and Investment Properties

Balloons includes 40-year amortizers with 30-year final

MI is lender-paid mortgage insurance

CLTV only for loans in pool (not including silent seconds, or known junior liens outside pool)

                                12 MOS BANK STMT

                                                                 WEIGHTED              WEIGHTED
                 NUMBER    AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF      PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS     BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  -------------  -------------  --------  --------  ----------  --------  -------  -------  -----
0.001 - 5.000       2       934,873.39       4.18        6.963        664  467,436.70       85      0        100    3.16
5.001 - 10.000      2       593,021.35       2.65         7.25    653.531  296,510.68    81.96      0        100    7.78
10.001 - 15.000     3       554,663.59       2.48         7.84    682.075  184,887.86    90.26      0       97.4   11.68
15.001 - 20.000     2       854,500.00       3.82        7.661    687.513  427,250.00    90.73      0        100   17.04
20.001 - 25.000     2       629,890.40       2.82        8.052        688  314,945.20       84      0         80   22.45
25.001 - 30.000     6     1,110,494.49       4.96        7.928     684.22  185,082.42    89.97      0        100    29.1
30.001 - 35.000     8     1,518,235.65       6.79          8.1    660.432  189,779.46    85.61      0       56.3   31.93
35.001 - 40.000    14     4,520,842.20      20.21        7.202    692.494  322,917.30       87      0       68.7   37.34
40.001 - 45.000    14     5,005,384.06      22.37        7.849    659.361  357,527.43    86.36      0       68.1   43.87
45.001 - 50.000    20     4,175,653.34      18.66        8.163     646.36  208,782.67    87.51      0       17.1    47.8
50.001 - 55.000     6     2,474,325.79      11.06        7.312    678.788  412,387.63    83.81      0         97   53.55
                  ---    -------------      -----        -----    -------  ----------    -----    ---       ----   -----
TOTAL:             79    22,371,884.26        100        7.684    669.569  283,188.41    86.57      0       67.1   37.73
                  ===    =============      =====        =====    =======  ==========    =====    ===       ====   =====

                                24 MOS BANK STMT

                                                                 WEIGHTED              WEIGHTED
                 NUMBER    AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF      PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS     BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  -------------  -------------  --------  --------  ----------  --------  -------  -------  -----
5.001 - 10.000      2       320,212.86        8.2        7.176    661.591  160,106.43       80      0          0    5.88
15.001 - 20.000     2       518,695.76      13.29        8.542    737.341  259,347.88    82.42      0       87.9   15.26
20.001 - 25.000     1       212,000.00       5.43         6.99        626  212,000.00       80      0        100   21.34
30.001 - 35.000     1        76,523.35       1.96          8.5        664   76,523.35      100      0          0   30.55
35.001 - 40.000     2     1,131,500.00      28.98        6.834    669.601  565,750.00    93.35      0        100   38.19
40.001 - 45.000     1       436,002.58      11.17         8.75        632  436,002.58      100      0          0   43.78
45.001 - 50.000     2       582,531.12      14.92         7.32    663.735  291,265.56    88.24      0       41.2   47.25
50.001 - 55.000     2       626,854.19      16.06        6.803    669.464  313,427.10    87.32      0        100   52.85
                  ---     ------------      -----        -----    -------  ----------    -----    ---       ----   -----
TOTAL:             13     3,904,319.86        100        7.411     670.37  300,332.30    89.22      0       68.3   35.76
                  ===     ============      =====        =====    =======  ==========    =====    ===       ====   =====

                                   ALTERNATIVE

                                                                 WEIGHTED              WEIGHTED
                 NUMBER    AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF      PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS     BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  -------------  -------------  --------  --------  ----------  --------  -------  -------  -----
0.001 - 5.000        1       94,895.29       0.22        8.975        568   94,895.29       95      0          0       3
5.001 - 10.000       3      599,341.91       1.37        9.778    604.005  199,780.64    81.86      0          0    8.17
10.001 - 15.000      8    1,022,009.84       2.34        8.316    596.612  127,751.23    85.32      0          0   13.24
15.001 - 20.000      7    1,389,251.38       3.18        8.222    628.385  198,464.48     83.1      0          0   17.72
20.001 - 25.000     12    1,785,558.29       4.09        7.487    613.528  148,796.52    77.44      0       19.3   22.86
25.001 - 30.000     14    2,395,648.85       5.49        8.592    627.048  171,117.78    87.71      0       31.3   27.23
30.001 - 35.000     18    3,273,613.96        7.5        9.103    603.618  181,867.44       87      0          0   33.09
35.001 - 40.000     35    7,532,318.72      17.27        7.785    641.698  215,209.11    83.55      0       14.2    38.1
40.001 - 45.000     35    8,887,131.74      20.37         8.28    617.282  253,918.05    81.44      0       25.1   42.76
45.001 - 50.000     62   12,115,811.21      27.77         8.02    635.741  195,416.31    81.13      0       24.8   47.87
50.001 - 55.000     25    4,352,804.20       9.98        8.088    607.942  174,112.17    81.49      0       11.9   52.77
55.001 - 60.000      1      178,168.25       0.41        8.425        531  178,168.25       85      0          0    55.2
                   ---   -------------      -----        -----    -------  ----------    -----    ---       ----   -----
TOTAL:             221   43,626,553.64        100        8.171    624.277  197,405.22    82.51      0       18.2   39.98
                   ===   =============      =====        =====    =======  ==========    =====    ===       ====   =====

                                      FULL

                                                                  WEIGHTED              WEIGHTED
                 NUMBER     AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF       PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS      BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  --------------  -------------  --------  --------  ----------  --------  -------  -------  -----
0.001 - 5.000         1      664,931.65        0.1        7.125        640  664,931.65       90     100         0       4
5.001 - 10.000        6      777,905.34       0.12        9.039    602.621  129,650.89    83.95     100      26.6    7.06
10.001 - 15.000      18    2,113,597.51       0.33        8.092    596.051  117,422.08    71.12     100         0   12.87
15.001 - 20.000      68   11,032,387.19        1.7        7.931    626.489  162,240.99    71.94     100      13.9   18.33
20.001 - 25.000     156   18,673,653.60       2.87        8.371    598.706  119,702.91    74.58     100       5.9   22.72
25.001 - 30.000     244   33,215,245.47       5.11        8.055    604.254  136,128.06     74.7     100      12.1   27.86
30.001 - 35.000     359   54,509,103.68       8.38        8.025    600.713  151,835.94    76.94     100       7.6   32.86
35.001 - 40.000     557   93,324,243.54      14.35         8.04    608.638  167,548.01    78.96     100        22   37.77
40.001 - 45.000     746  127,503,236.23      19.61        8.144    601.518  170,915.87    80.39     100      20.3   42.89
45.001 - 50.000   1,123  211,013,205.41      32.45        8.071    606.492  187,901.34    81.55     100      24.7   48.07
50.001 - 55.000     466   94,421,114.01      14.52        7.665    614.708  202,620.42    78.49     100      25.5   52.78
55.001 - 60.000      16    2,945,552.66       0.45        7.669     607.57  184,097.04    77.76     100       6.4   55.79
                  -----  --------------      -----        -----    -------  ----------    -----     ---      ----   -----
TOTAL:            3,760  650,194,176.29        100        8.022    606.535  172,923.98    79.37     100      20.6   42.55
                  =====  ==============      =====        =====    =======  ==========    =====     ===      ====   =====

                                     LIMITED

                                                                  WEIGHTED              WEIGHTED
                 NUMBER     AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF       PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS      BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  --------------  -------------  --------  --------  ----------  --------  -------  -------  -----
10.001 - 15.000      2       162,844.14       0.68       10.045    594.328   81,422.07    49.43      0          0   12.95
15.001 - 20.000      1       264,468.94        1.1         7.35        727  264,468.94       90      0          0   18.41
20.001 - 25.000      1        76,265.96       0.32         10.1        521   76,265.96       80      0          0   23.05
25.001 - 30.000      9     1,545,562.11       6.42        8.287    578.361  171,729.12    80.33      0       38.4   28.76
30.001 - 35.000     11     2,386,521.66       9.91        7.963    639.853  216,956.51    77.33      0       29.9   32.78
35.001 - 40.000     15     2,584,675.42      10.74        8.379    600.539  172,311.69    74.46      0       33.7    37.9
40.001 - 45.000     19     3,684,013.77      15.31        7.982    620.335  193,895.46    74.01      0       15.6   42.03
45.001 - 50.000     45    10,909,648.28      45.32        8.195    621.474  242,436.63    80.39      0         37   48.23
50.001 - 55.000     12     2,456,312.07       10.2        8.231    564.804  204,692.67    72.04      0       14.7   51.73
                   ---    -------------      -----       ------    -------  ----------    -----    ---       ----   -----
TOTAL:             115    24,070,312.35        100        8.178     612.98  209,307.06    77.51      0       29.7    43.1
                   ===    =============      =====       ======    =======  ==========    =====    ===       ====   =====

                                      LITE

                                                                  WEIGHTED              WEIGHTED
                 NUMBER     AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF       PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS      BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  --------------  -------------  --------  --------  ----------  --------  -------  -------  -----
10.001 - 15.000     1       572,296.33       47.93            8        679  572,296.33    79.92      0          0   11.44
20.001 - 25.000     1       114,525.47        9.59         6.77        642  114,525.47    70.15      0          0   20.74
30.001 - 35.000     1       434,999.68       36.43        6.678        726  434,999.68       75      0        100   30.76
35.001 - 40.000     1        42,338.36        3.55          9.8        520   42,338.36       50      0          0   35.82
40.001 - 45.000     1        29,974.69        2.51       12.125        523   29,974.69    58.82      0          0   40.67
                  ---     ------------       -----       ------    -------  ----------    -----    ---       ----   -----
TOTAL:              5     1,194,134.53         100        7.568    683.019  238,826.91     75.6      0       36.4   20.97
                  ===     ============       =====       ======    =======  ==========    =====    ===       ====   =====

                                NO DOCUMENTATION

                                     STATED

                                                                  WEIGHTED              WEIGHTED
                 NUMBER     AGGREGATE    PERCENTAGE OF  WEIGHTED   AVERAGE    AVERAGE    AVERAGE  PERCENT
BACK DEBT TO       OF       PRINCIPAL       MORTGAGE     AVERAGE   CREDIT    PRINCIPAL  ORIGINAL    FULL   PERCENT
INCOME RATIO      LOANS      BALANCE          POOL       COUPON     SCORE     BALANCE      LTV      DOC       IO     DTI
---------------  ------  --------------  -------------  --------  --------  ----------  --------  -------  -------  -----
5.001 - 10.000        4      813,414.96       0.13        8.497    600.011  203,353.74    63.59      0          0    7.41
10.001 - 15.000       3      302,404.42       0.05        7.943     597.76  100,801.47    59.54      0          0    14.5
15.001 - 20.000      17    2,686,014.54       0.44        8.585    626.848  158,000.86    75.19      0        7.1   17.22
20.001 - 25.000      35    5,448,179.26       0.89        9.146    622.696  155,662.26    70.64      0       17.2    23.1
25.001 - 30.000      98   15,980,704.86       2.62         8.67    639.851  163,068.42    79.13      0       28.8   28.08
30.001 - 35.000     226   39,264,810.32       6.45        8.225    652.596  173,738.10    78.52      0       29.7   33.12
35.001 - 40.000     403   76,888,338.18      12.62        8.109    659.014  190,789.92    79.71      0       40.7   38.05
40.001 - 45.000     906  200,749,893.15      32.96        8.246    658.724  221,578.25    81.58      0       35.9   43.03
45.001 - 50.000   1,059  244,203,903.61       40.1         8.36    652.075  230,598.59    81.86      0       39.7   47.84
50.001 - 55.000      95   21,699,491.83       3.56        8.436    611.763  228,415.70    77.63      0       18.2   52.11
55.001 - 60.000       5    1,021,752.87       0.17        9.453    557.886  204,350.57    66.53      0       23.1   57.28
                  -----  --------------      -----        -----    -------  ----------    -----    ---       ----   -----
TOTAL:            2,851  609,058,908.01        100        8.303     652.79  213,629.92    80.87      0       36.4   43.29
                  =====  ==============      =====        =====    =======  ==========    =====    ===       ====   =====